UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2026 (July 21, 2025)

DeltaSoft Corp.
.(Exact name of registrant as specified in its charter)

Wyoming	333-280519	32-0761940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Portland Road

London W11 4LN

United Kingdom

+44-7441957262

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

This Amendment No. 2 to the Current Report on Form 8-K originally filed on July 22, 2025 is being filed solely to include as Exhibit 16.1 the letter from Bush & Associates CPA LLC (“Former Auditor”), as required by Item 304(a)(3) of Regulation S-K, regarding the disclosures contained in Item 4.01 of the Original Form 8-K.

Except as described above, this Amendment does not amend or update any other information contained in the Company’s Current Report on Form 8-K filed on July 22, 2025.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits
	Exhibit Number	Description

	16.1	Letter from Bush & Associates CPA LLC

	104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTASOFT CORP

Date:	June 8, 2026	By:	/s/ Andrey Novokhatski
Andrey Novokhatski
Chief Executive Officer and Director (Principal Executive Officer), Chief Operating Officer, Chief Financial Officer (Principal Financial and Accounting Officer)

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